UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
April 13, 2007 (April 10, 2007)

ANADARKO PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8968	76-0146568

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1201 Lake Robbins Drive
The Woodlands, Texas 77380-1046
(Address of principal executive offices including Zip Code)
(832) 636-1000

(Registrant’s telephone number, including area code)
N.A.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Loan Agreement
Press Release

Item 1.01 Entry into a Material Definitive Agreement.
     The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On August 10, 2006, and in connection with the Company’s acquisition of Kerr-McGee Corporation (“Kerr-McGee”) and Western Gas Resources, Inc. (“Western Gas”), the Company entered into a $24.0 Billion 364-Day Term Loan Agreement (the “Existing Loan Agreement”), among the Company, as borrower, UBS AG, Stamford Branch, as administrative agent, Credit Suisse, Cayman Islands Branch and Citicorp North America, Inc., as co-syndication agents, and the lenders from time to time party thereto. The proceeds from the Existing Loan Agreement were used (i) to finance the Company’s acquisition of Kerr-McGee; (ii) to finance the Company’s acquisition of Western Gas; (iii) to pay certain fees and expenses in connection with such transactions; and (iv) for general corporate purposes.
     On April 10, 2007, the Company entered into a $8.0 Billion Term Loan Agreement (the “Loan Agreement”), among the Company, as borrower, UBS AG, Stamford Branch, as administrative agent, Credit Suisse, Cayman Islands Branch and Citicorp North America, Inc., as co-syndication agents, and the lenders from time to time party thereto.
     The proceeds from the Loan Agreement will be used to refinance amounts outstanding under the Existing Loan Agreement and for general corporate purposes.
     The Loan Agreement will mature on March 31, 2008. The Loan Agreement will bear interest at either (i) LIBOR plus a certain margin or (ii) the higher of (a) the federal funds rate plus 1/2 of 1%, and (b) the prime commercial lending rate of UBS AG, Stamford Branch.
     Upon the occurrence of certain events of default, the Company’s obligations under the Loan Agreement may be accelerated. Such events of default include payment defaults to lenders under the Loan Agreement, covenant defaults and other customary defaults.
     The Loan Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the Loan Agreement.
Item 9.01 Financial Statements and Exhibits.
(a)      Exhibits:

Exhibit
No.	Document
10.1	$8.0 Billion Term Loan Agreement dated as of April 10, 2007, among Anadarko Petroleum Corporation, as Borrower, UBS AG Stamford Branch, as Administrative Agent, Credit Suisse, Cayman Island Branch and Citicorp North America, Inc., as Co-Syndication Agents, and the Lenders signatory thereto.

99.1	Press Release dated April 10, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANADARKO PETROLEUM CORPORATION (Registrant)
Dated: April 13, 2007	By:	/s/ Robert K. Reeves
Senior Vice President, General Counsel,
Chief Administrative Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit
No.	Document
10.1	$8.0 Billion Term Loan Agreement dated as of April 10, 2007, among Anadarko Petroleum Corporation, as Borrower, UBS AG Stamford Branch, as Administrative Agent, Credit Suisse, Cayman Island Branch and Citicorp North America, Inc., as Co-Syndication Agents, and the Lenders signatory thereto.

99.1	Press Release dated April 10, 2007.